Exhibit 10.2

EXECUTION COPY

AVP, INC.

SUBSCRIPTION AGREEMENT

The undersigned (hereinafter “Subscriber”) hereby confirms its subscription for the purchase of 50,000 shares of Series B Convertible Preferred Stock (“Preferred Stock”) of AVP, Inc. (“AVP” or “Company”), Inc., a Delaware corporation.  The Preferred Stock is sometimes referred to herein as the “Securities”.

The Company and Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D (“Regulation D”) as promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Act”) and Section 4(2) of the Act.

In connection with this subscription, Subscriber and the Company agree as follows:

1.                                       Definitions.  Terms defined above or in the text of this Agreement shall have the meanings set forth herein.  Other capitalized terms shall have the meaning set forth in that certain Securities Purchase Agreement entered into on September 8, 2008, by and between the Subscriber and the Company.

2.                                       Purchase and Sale of the Securities.

(a)                          The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, a number of shares of Preferred Stock for the aggregate subscription amount set forth on the signature page hereto.  Upon acceptance of this Subscription Agreement by the Company, the Company shall issue and deliver to Subscriber Preferred Stock subscribed for against payment in U.S. Dollars of the Purchase Price (as defined below).

(b)                         Subscriber has hereby delivered and paid concurrently herewith the purchase price (the “Purchase Price”) set forth on the signature page hereof required to purchase the Preferred Stock subscribed for hereunder which amount has been paid in U.S. Dollars by wire transfer or check, subject to collection, to the order of “AVP Pro Beach Volleyball Tour.”

(c)                          At the closing of this transaction (the “Closing”), (1) the Company shall deliver to or as directed by Subscriber: (i) a Preferred Stock certificate evidencing the Preferred Stock to be issued to Subscriber, and (ii) all other instruments and writings required to have been delivered at or prior to the Closing by the Company pursuant to this Agreement; and (2) each Subscriber shall deliver or cause to be delivered to the Company: (i) by check or wire transfer of immediately available funds in accordance with the Company’s written wire instructions, its respective share of the aggregate of $696,750 for the purchase of the Preferred Stock, and (ii) all documents, instruments and writings required to have been delivered at or prior to the Closing by Subscriber pursuant to this Agreement.

3.                                       Representations and Warranties of Subscriber.  Subscriber represents and warrants to the Company as follows:

(a)                          Organization; Good Standing, Etc.  The Subscriber is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and where failure to be so qualified would be reasonably expected to materially and adversely affect Subscriber’s ability to execute, deliver and perform its obligations under this Agreement or to consummate the transactions contemplated hereby on a timely basis, and Subscriber has the requisite power and authority and governmental authorizations to own its properties and assets and to carry on its business as it is now being conducted.

(b)                         Authority; No Violation, Etc.  The execution, delivery and performance by the Subscriber of this Agreement has been duly authorized by all necessary limited liability company action.  This Agreement and the other Basic Documents to which it is a party have been duly executed and delivered by the Subscriber, and the execution, delivery and performance by the Subscriber of this Agreement and the other Basic Documents to which it is a party does not and will not (i) conflict with or violate any provision of its certificate of formation or operating agreement; (ii) violate or result in a breach of any of the terms of, result in a modification of, or otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both would constitute) a default under, any contract or other agreement to which the Subscriber is a party or by or to which the Subscriber or any of its assets or properties may be bound or subject; (iii) violate any order, writ, judgment, injunction, award or decree of any Governmental Authority against, or binding upon, the Subscriber; (iv) violate any statute, law or regulation of any jurisdiction; or (v) require the consent of any Person under any agreement or instrument to which the Subscriber is a party.

(c)                          Investment; Experience.  The Subscriber acknowledges that the Securities have not been registered under the Securities Act or under any state securities or “blue sky” laws on the grounds that the offering and sale of the Preferred Stock contemplated by this Agreement are exempt from registration pursuant to Section 4(2) of the Securities Act and the regulations thereunder and are exempt from qualification pursuant to comparable available exceptions in various states.  The Subscriber acknowledges and understands that the Preferred Stock must be held indefinitely unless such securities are subsequently registered under the Securities Act and other applicable blue sky and state securities laws or an exemption from such registration is available.  It is the intention of the Subscriber to acquire the Preferred Stock for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof.  The Subscriber will not sell or otherwise dispose of any of the Preferred Stock or any of the Restricted Shares issuable to the Subscriber upon maturity of the Loan (including but not limited to pursuant to or in connection with a Short-Sale (defined below) involving the Preferred Stock or any shares of Common Stock entered into on or before the date hereof), except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws.  The Subscriber and its members have significant experience in evaluating and investing in private placement transactions so that they are capable of evaluating the merits and risks of their investment in the Company, have the capacity to protect their own interests, and are capable of making an informed investment decision. The Subscriber and its members have the ability to bear the economic risks of the Subscriber’s prospective investment, including a complete loss of the investment.  The Subscriber represents that it and its members are “accredited investors” as defined in Rule 501(a) of

Regulation D promulgated under the Securities Act.  The Subscriber represents that the information on the Purchaser Questionnaire is true and correct in all material respects.

(d)                         Rule 144, Etc.  The Subscriber acknowledges that the Preferred Stock must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws or unless exemptions from such registration are available.  The Subscriber is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions.

(e)                          Brokers or Finders.  The Company has not, and will not, incur, directly or indirectly, as a result of any action taken by the Subscriber, and liability for brokerage or finders’ fees in connection with this Agreement.  The Subscriber represents that it has not paid or agreed to pay any brokerage or finders’ fees in connection with this Agreement.

(f)                            Legends; Stop Transfer.  All certificates representing ownership of the Series B Convertible Preferred Stock that may be purchased by the Subscriber pursuant to the provisions of this Agreement shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED. ANY TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH IN THE SUBSCRIPTION AGREEMENT, DATED AS OF SEPTEMBER 8, 2008, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.

In addition, the Company shall make a notation regarding the restrictions on transfer of the Series B Convertible Preferred Stock in its books.

(g)                         Enforceability.  This Agreement is the legal, valid and binding obligation of the Subscriber, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or the effect of general principles of equity.

(h)                         Governmental Approvals, etc.  Except as set forth herein, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, or exemption from any of the foregoing from, any Governmental Authority is or will be required to authorize or permit the execution, delivery and performance by the Subscriber of the Basic Documents, and the Subscriber does not know of any reason why any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation of the transactions contemplated by this Agreement will not be obtained.

(i)                             Certain Trading Activities.

(i)                                    During the longer of (i) the thirty (30) calendar day period prior to the date of this Agreement or (ii) the period between the date on which the Subscriber received confidential information regarding the Company and the date of this Agreement, neither the Subscriber nor any of its Affiliates has engaged in, and the Subscriber and none of its Affiliates has engaged, requested or directed any Person acting on its behalf to engage in, (A) any trading of the Common Stock, including Short Sales of the Preferred Stock, and no open position or Short Sale relating to the Preferred Stock exists on the date hereof in the name of or on behalf of or for the account of the Subscriber or any of its Affiliates, or (B) any manipulative or deceptive trading practices, devices or schemes with respect to the Preferred Stock.  For purposes of this Section, “Short Sales” means all kinds of direct and indirect stock pledges reflecting short positions, forward sale contracts, options, puts, calls, short sales, swaps (including on a total return basis), and sales and any other transactions having the effect of hedging any position in the Common Stock.

(ii)                                The Subscriber acknowledges that the Company and its Affiliates and representatives provided information to the Purchaser and its Affiliates and representatives in connection with the Subscriber’s evaluation and negotiation of the Basic Documents and the transactions contemplated.  Unless such information was generally available to the public prior to such disclosure such information constitutes material non-public information, and the Subscriber agrees to treat confidentially such information.  The Subscriber also acknowledges that it is aware, and that it will advise its Affiliates and representatives who are informed as to the matters which are the subject of this Agreement, that the United States securities laws, among other things, prohibit anyone who has received from the Company material, non-public information from purchasing or selling securities of the Company or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

(j)                             Reliance on Exemptions.  The Subscriber understands that the Preferred Stock is being offered and sold to the Subscriber in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Subscriber’s compliance with, certain of the representations, warranties, agreements and acknowledgments of the Subscriber set forth herein to determine the availability of such exemptions and the eligibility of the Subscriber and its members to acquire the Securities.

(k)                          Information.  The Subscriber has been furnished with certain materials (including the SEC Reports) relating to the business, finances and operations of the Company that have been made publicly available by the Company, as well as materials relating to the offer and sale of the Securities.  Notwithstanding the foregoing, the Subscriber does not know, and has no basis for acknowledging, whether such materials are complete and accurate, or whether they comply with applicable Securities Laws in form and content, and is relying solely upon the representations and warranties of the Company set forth in this Agreement and the other Basic Documents with respect thereto.  The Subscriber has been afforded the opportunity to ask questions of the Company and has received responses from the Company and its advisors.  The Subscriber and its members acknowledge and understand that its investment in the Preferred Stock involves a significant degree of risk.  Except for the representations and warranties set forth in this Section 3 or in the other Basic Documents, the Subscriber has not made any representation or warranty, express or implied.  The Subscriber acknowledges and agrees that, except for the representations and warranties set forth in Section 3 or in the other Basic Documents, the Company, for itself or on behalf of any of its subsidiaries, has not made any representation or warranty, express or implied.

(l)                             Taxes. The Subscriber (a) understands that there may be tax consequences resulting from the purchase, ownership and/or sale of the Preferred Stock, and (b) represents and warrants that (i) the Subscriber has had a full opportunity to seek the advice of independent counsel respecting this investment and the tax risks and implications thereof, (ii) the Subscriber has relied only upon such independent tax advice and not upon any tax counsel from, or discussions with, the Company or the Company’s representatives, and (iii) has never been notified by the Internal Revenue Service that the Subscriber is subject to 20% backup withholding.

(m)                       ERISA.  Subscriber will not acquire the Preferred Stock with the assets of any “employee benefit plan” as defined in ERISA and no “prohibited transactions” under ERISA and the Code will occur in connection with the Purchaser’s acquisition of the Securities.

4.                                       Representations and Warranties of the Company.  A breach of any of the    Representations and Warranties made by the Company under the Securities Purchase Agreement and any of the other Basic Documents shall constitute a breach of this Agreement.

5.                                       Covenants of the Company.

(a)                          Certain Securities Law Disclosures.  The Company shall: (i) issue a press release accurately describing and disclosing the transactions contemplated hereby on the initial Closing Date, (ii) file with the SEC a report on Form 8-K or Form 10-QSB disclosing the transactions contemplated hereby within four (4) business days after the initial Closing Date, and (iii) timely file with the SEC a Form D promulgated under the Act as required under Regulation D and provide a copy thereof to Subscriber promptly after the filing thereof.

(b)                         Furnishing of Information.  So long as Subscriber owns any of the Preferred Stock, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act.  If at any time while Subscriber owns any of the Preferred Stock, the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to Subscriber and make publicly available in accordance with Rule 144(c) promulgated under the Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act.  The Company further covenants that it will take such further action as any holder of the Preferred Stock may reasonably request, all to the extent required from time to time to enable such holder to sell the Common Shares without registration under the Exchange Act under Rule 144 promulgated under the Act.  Upon the request of any such holder, the Company shall deliver thereto a written certification of a duly authorized officer as to whether it has complied with such requirements.

Reservation of Common Shares.  From and after the Closing, the Company shall at all times reserve for issuance the number of duly authorized Common Shares issuable upon conversion of the Series B Preferred Stock.

(c)                          Listing.  The Company shall promptly seek the listing of all additional Registrable Securities not previously listed as such shares are issued on the securities exchange, market or other quotation system on which the common stock is then listed or traded and shall maintain, so long as any other shares of common stock shall be so listed, such listing of all such securities from time to time issuable under the terms of the Preferred Stock.  Once listed, the Company shall maintain the common stock’s authorization for listing on a securities exchange, market or other quotation system on which the common stock is then listed or traded.  The Company shall promptly provide to Subscriber copies of any notices it receives from the securities exchange, market or other quotation system on which the common stock is then listed or traded regarding the continued eligibility of the common stock for listing on such a securities exchange, market or other quotation system.  The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section.

(d)                         Notice of Breaches.  Each of the Company and Subscriber shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in this Subscription Agreement, or any of the other Basic Documents to which the Company and Subscriber have relied or are relying on in connection with the sale of Preferred Stock, as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained in the Transaction Documents to be incorrect or breached as of and after the Closing Date.  However, no disclosure by any party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Documents.

(e)                          Integration.  The Company shall not and shall use its best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Act of the issue, offer or sale of the Securities to Subscriber.

(f)                            Acknowledgment of Dilution.  The Company acknowledges that the issuance of common stock will result in dilution of the outstanding shares of common stock, which dilution may be substantial under certain market conditions.  The Company further acknowledges that its obligation to issue shares of common stock in accordance with the terms of and with respect to the Preferred Stock is unconditional and absolute regardless of the effect of any such dilution.

6.                                       Indemnification.  Subscriber agrees to indemnify and hold harmless the Company, its respective officers, directors, employees, stockholders, agents, counsel and affiliates, and any person acting on behalf of the Company (“Indemnitees”), from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys’ fees) (“Loss”) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company.  All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription.

7.                                       Registration Rights.  Subscriber shall have the registration rights set forth in the Registration Rights Agreement, dated the date hereof between the Subscriber and the Company.

8.                                       Miscellaneous.

(a)                          Subscriber agrees not to transfer or assign this Subscription Agreement or any of Subscriber’s interest herein without the prior written consent of the Company, such consent not to be unreasonably withheld, and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

(b)                         This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a written execution by all parties.

(c)                          Any notice or other document required or permitted to be given or delivered to the Subscriber shall be in writing and sent (i) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).

If to the Subscriber, at:

RJSM Partners, LLC 660 Madison Avenue 17th Floor New York, New York 10065 Attention: Nicholas Lewin Fax: 212-898-1161

or such other address as it shall have specified to the Subscriber in writing, with a copy (which shall not constitute notice) to:

Winston & Strawn LLP

200 Park Avenue

New York, New York 10166-4193

Attention: George Soterakis, Esq.

Fax: 212-294-4700

If to the Company, at:

AVP, Inc.

6100 Center Drive, 9th Floor
Los Angeles, CA 90045

Attention: General Counsel

Fax: 310-426-8010

or such other address as it shall have specified to the Subscriber in writing, with a copy (which shall not constitute notice) to:

Manatt, Phelps & Phillips, LLP

11355 W. Olympic Boulevard

Los Angeles, CA 90064

Attention: Paul Irving, Esq.

                David Grinberg, Esq.

                James J. Vieceli, Esq.

Fax: (310) 312-4224

(d)                         Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof.  No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(e)                          This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by the Delaware courts to agreements entered into and to be performed in Delaware by and between residents of Delaware, and shall be binding and inure to the benefit of the parties and their respective heirs, estate, legal representatives, successors and assigns, provided that the Company may not assign this Subscription Agreement.

(f)                            Any legal action, suit or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby may be instituted in any federal court in the State of Delaware, and each party waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any party if given by registered or certified mail, return receipt requested, or by any other means of mail which requires a signed receipt, postage prepaid, mailed to such party as herein provided. Nothing contained herein shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any jurisdiction other than the federal courts in Delaware.

(g)                         If any provision of this Subscription Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform to such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(h)                         The parties understand and agree that money damages would not be a sufficient remedy for any breach of the Subscription Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach.  Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Subscription Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(i)                             All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

(j)                             This Subscription Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

Purchase Price:  $696,750

RJSM Partners, LLC

Address:	660 Madison Avenue, 17th Floor, New York, New York 10065

Taxpayer ID Number (if applicable):

Date:	9/8/08

Signature:	/s/ Nicholas Lewin

Name:	Nicholas Lewin

Title:	Managing Member

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IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed as of the date indicated below.

AVP, INC.
a Delaware corporation

	By:	/s/ Leonard Armato
Name: Leonard Armato
Title: CEO, Chairman, and Commissioner
Date:

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PURCHASER QUESTIONNAIRE

AVP, INC.

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED SUBSCRIPTION AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF SECURITIES FROM AVP, INC. (THE “COMPANY”).

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE.  NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY AND ITS CONTROLLING PERSONS.

(1)           The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B

The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C

The undersigned is a director or executive officer of the Company which is issuing and selling the Securities (as defined in the Company’s Subscription Agreement delivered along with this Purchaser Questionnaire (the “Subscription Agreement”)).

Category D

The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether

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acting in its individual or fiduciary capacity; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

Category E	The undersigned is a private business development company as defined in section 202(a) (22) of the Investment Advisors Act of 1940. (describe entity)

Category F

The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000. (describe entity)

Category G

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H

The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Purchaser Questionnaire. (describe entity)

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The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing (as defined in the Subscription Agreement) in the event that the representations and warranties in this Purchaser Questionnaire shall cease to be true, accurate and complete.

(2)	Suitability (please answer each question)

	(a)	For an individual, please describe your current employment, including the company by which you are employed and its principal business:

	(b)	For an individual, please describe any college or graduate degrees held by you:

	(c)	For all subscribers, please list types of prior investments:

	(d)	For all subscribers, please state whether you have you participated in other private placements before:

YES ☐ NO ☐

	(e)	If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies
Frequently
Occasionally
Never

(f)	For individuals, do you expect your current level of income to significantly decrease in the foreseeable future?

YES ☐ NO ☐

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	(g)	For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future?

YES ☐ NO ☐

(h)

For all subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES ☐ NO ☐

	(i)	For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to purchase?

YES ☐ NO ☐

	(j)	For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES ☐ NO ☐

(3)	Manner in which title is to be held: (circle one)

	(a)	Individual Ownership
	(b)	Community Property
	(c)	Joint Tenant with Right of Survivorship (both parties must sign)
	(d)	Partnership
	(e)	Tenants in Common
	(f)	Company
	(g)	Trust
	(h)	Other

(4)	NASD Affiliation.

Are you affiliated or associated with an NASD member firm (please check one):

YES ☐ NO ☐

If Yes, please describe:

*If subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

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The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of NASD Member Firm

By:
Authorized Officer

Date:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Purchaser Questionnaire and such answers have been provided under the assumption that the Company will rely on them.

Date:

RJSM Partners, LLC

By:
Name: Nick Lewin
Title: Managing Member

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